EXHIBIT 99

NEWS RELEASE


FOR IMMEDIATE RELEASE         Contact:  John W. Conlon, Chief Financial Officer
---------------------------
July 20, 2000                           (740) 373-3155



PEOPLES BANCORP INC. (Nasdaq: PEBO)
Supplemental Unaudited Financial Information for the period ended June 30, 2000
-------------------------------------------------------------------------------

         The following sets forth selected unaudited financial data and other operating information of Peoples Bancorp Inc. for the period ended June 30, 2000:


   BALANCE SHEET
                                                                                       -------------     --------------
(dollars in thousands, except per share data)                                            June 30,         December 31,
                                                                                           2000               1999
                                                                                       -------------     --------------
ASSETS
Cash and cash equivalents                                                           $        27,992    $        43,751
Available-for-sale investment securities, at estimated fair value                           326,660            328,306
Loans, net of unearned interest                                                             701,413            659,833
Allowance for loan losses                                                                  (10,914)            (10,264)
                                                                                       -------------     --------------
     Net loans                                                                              690,499            649,569
Bank premises and equipment, net                                                             15,791             15,321
Goodwill                                                                                     16,565             17,428
Other intangible assets                                                                       2,436              2,726
Other real estate owned                                                                         211                207
Other assets                                                                                 21,198             18,142
                                                                                       -------------     --------------
          TOTAL ASSETS                                                              $     1,101,352    $     1,075,450
                                                                                       =============     ==============

LIABILITIES
Non-interest bearing deposits                                                       $        79,687    $        83,267
Interest bearing deposits                                                                   650,215            644,940
                                                                                       -------------     --------------
     Total deposits                                                                         729,902            728,207
Federal funds purchased, securities sold under repurchase agreements, and
         other short term borrowings                                                        122,785             87,439
Long-term borrowings                                                                        138,674            150,338
Accrued expenses and other liabilities                                                        8,108              7,606
                                                                                       -------------     --------------
          TOTAL LIABILITIES                                                                 999,469            973,590

Guaranteed preferred beneficial interests in junior subordinated debentures                  29,003             28,986

STOCKHOLDERS' EQUITY
Common stock, no par value, 12,000,000 shares authorized, 6,666,859 shares
    issued at June 30, 2000, and 6,387,509 shares issued at December 31, 1999                66,296             65,043
Accumulated comprehensive income, net of deferred income taxes                               (9,941)            (7,654)
Retained earnings                                                                            19,566             26,241
Treasury stock, at cost, 139,767 shares at June 30, 2000, and 398,662 shares
    at December 31, 1999                                                                    (3,041)            (10,756)
                                                                                       -------------     --------------
          TOTAL STOCKHOLDERS' EQUITY                                                         72,880             72,874
                                                                                       -------------     --------------
          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                $     1,101,352   $      1,075,450
                                                                                       =============     ==============
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PEOPLES BANCORP INC. (Nasdaq: PEBO)
Supplemental Unaudited Financial Information for the period ended June 30, 2000
- Page 2 of 3 -

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

                                                         --------------------------------    -------------------------------
STATEMENTS OF INCOME                                           Three Months Ended                   Six Months Ended
(dollars in thousands, except per share data)                       June 30,                            June 30,
                                                               2000              1999              2000             1999
                                                            -----------       -----------       -----------       ----------
Interest income                                          $      20,924     $      17,622     $      41,036     $     33,607
Interest expense                                                10,699             8,162            20,707           15,404
                                                            -----------       -----------       -----------       ----------
     Net interest income                                        10,225             9,460            20,329           18,203
Provision for loan losses                                          600               447             1,122              984
                                                            -----------       -----------       -----------       ----------
Net interest income after provision for loan losses              9,625             9,013            19,207           17,219
Net (loss) gain on securities transactions                        (45)                 1              (56)                1
Net (loss) gain on disposal of assets                            (140)               (5)             (145)              (5)
Non-interest income:
      Service charges on deposits                                  898               758             1,730            1,458
      Trust revenues                                               628               613             1,326            1,279
      Insurance commissions                                        330               115               443              243
      Electronic banking revenues                                  310               254               592              494
      Other non-interest income                                     67                75               270              185
                                                            -----------       -----------       -----------       ----------
           Total non-interest income                             2,233             1,815             4,361            3,659
Non-interest expense:
     Salaries and benefits expense                               3,302             2,877             6,595            5,781
     Occupancy and equipment expense                             1,018               931             1,994            1,830
     Amortization of intangibles                                   571               657             1,142            1,313
     Other non-interest expense                                  2,903             2,610             5,617            4,386
                                                            -----------       -----------       -----------       ----------
           Total non-interest expense                            7,794             7,075            15,348           13,310
                                                            -----------       -----------       -----------       ----------
Income before income taxes                                       3,879             3,749             8,019            7,564
Income taxes                                                     1,179             1,201             2,458            2,385
                                                            -----------       -----------       -----------       ----------
                    Net income                           $       2,700     $       2,548     $       5,561     $      5,179
                                                            ===========       ===========       ===========       ==========


Fully tax equivalent net interest income                 $      10,473     $       9,785     $      20,834     $     18,831


PER SHARE DATA Net income per share:
   Basic                                                 $        0.41     $        0.37     $        0.85     $       0.75
   Diluted                                                        0.41              0.36              0.84             0.73
   Cash basis earnings - diluted (a)                              0.47              0.42              0.96             0.86
Dividends declared per share                                      0.14              0.13              0.28             0.24
Book value per share                                     $       11.17     $       12.09     $       11.17     $      12.09
Weighted average shares outstanding:
   Basic                                                     6,515,837         6,910,065         6,520,208        6,928,517
   Diluted                                                   6,600,252         7,087,693         6,615,283        7,098,102
                                                            -----------       -----------       -----------      -----------

(a) Excludes after-tax impact of intangible amortization expense of intangible assets acquired through use of purchase accounting for acquisitions.

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PEOPLES BANCORP INC. (Nasdaq: PEBO)
Supplemental Unaudited Financial Information for the period ended June 30, 2000
- Page 3 of 3 -

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
                                                                ------------------------------   -------------------------------
(dollars in thousands)                                               Three Months Ended                  Six Months Ended
                                                                           June 30,                           June 30,
                                                                    2000             1999              2000             1999
                                                                ------------------------------   -------------------------------
PERFORMANCE AND ASSET QUALITY RATIOS
Return on average equity                                               15.13%          11.90%            15.41%          12.01%
Cash basis return on average equity (a)                                23.75%          18.56%            24.20%          18.74%
Return on average assets                                                1.00%           1.04%             1.04%           1.12%
Cash basis return on average assets (a)                                 1.17%           1.26%             1.21%           1.35%
Net interest margin (fully tax equivalent)                              4.20%           4.35%             4.22%           4.45%
Efficiency ratio                                                       56.62%          55.26%            56.38%          53.34%
Net loan chargeoffs as a percentage of average loans                    0.05%           0.03%             0.07%           0.05%
Loans charged off                                                $        375     $       319     $         641    $        574
Loan recoveries                                                  $         60     $       137     $         168    $        201
                                                                --------------   -------------   ---------------  --------------
   Net loans charged off                                         $        315     $       182     $         473    $        373
End of period:
   Allowance for loan losses as a percentage of total loans             1.58%           1.70%             1.58%    $      1.70%
   Nonperforming loans as a percentage of total loans (b)               0.33%           0.33%             0.33%    $      0.34%
   Nonperforming assets as a percentage of total assets (c)             0.23%           0.22%             0.23%    $      0.22%
Nonperforming assets (end of period):
   Loans 90+ days past due                                       $        304     $       691     $         304    $        691
   Renegotiated loans                                            $        573     $       749     $         573    $        749
   Nonaccrual loans                                              $      1,363     $       528     $       1,363    $        528
   Other real estate owned                                       $        211     $       323     $         211    $        323
                                                                --------------   -------------   ---------------  --------------
       Total nonperforming assets                                $      2,451     $     2,291     $       2,451    $      2,291

AVERAGE BALANCES
Average gross loans                                              $    686,606     $   587,808     $     674,753    $    579,169
Average earning assets                                           $    999,137     $   899,365     $     988,313    $    848,805
Average total assets                                             $  1,078,382     $   976,482     $   1,067,579    $    924,543
Average non-interest bearing deposits                            $     82,588     $    77,822     $      81,456    $     76,953
Average interest bearing deposits:
   Savings                                                       $     86,848     $    98,323     $      87,803    $     98,374
   Interest-bearing demand deposits                              $    226,911     $   199,088     $     221,046    $    201,984
   Time deposits                                                 $    338,448     $   329,132     $     342,290    $    327,980
                                                                --------------   -------------   ---------------  --------------
      Average total interest bearing deposits                    $    652,207     $   626,543     $     651,139    $    628,338
Average stockholders' equity                                     $     71,510     $    86,909     $      72,175    $     86,478

REGULATORY CAPITAL RATIOS (END OF PERIOD)
Tier 1 risk-based capital                                        $     91,427     $    90,810     $      91,427    $     90,810
Tier 1 risk-based capital ratio                                        12.53%          15.56%            12.53%          15.56%
Total risk-based capital (Tier 1 and Tier 2)                     $    102,901     $   101,164     $     102,901    $    101,164
Total risk-based capital ratio (Tier 1 and Tier 2)                     14.11%          13.97%            14.11%          13.97%
Total risk-based assets                                          $    729,490     $   649,959     $     729,490    $    649,959
Tier 1 Leverage ratio                                                   8.46%           9.54%             8.46%           9.54%
                                                                --------------   -------------   ---------------  --------------

(a) Excludes after-tax impact of intangible amortization expense and removes balance sheet effect of intangible assets acquired through use of purchase accounting for acquisitions. (b) Nonperforming loans include loans 90 days past due and accruing, renegotiated loans, and nonaccrual loans. (c) Nonperforming assets include loans 90 days past due and accruing, renegotiated loans, nonaccrual loans, and other real estate owned.

                                 END OF RELEASE

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